 _____________________FAUQUIER BANKSHARES, INC.ANNUAL SHAREHOLDERS’ MEETING  May 16, 2017

 Safe Harbor Statement  Today’s  presentations may include forward-looking statements.  These statements represent the  company's beliefs regarding future events that, by their nature, are uncertain and outside of the  company’s control. The company’s actual results and financial condition may differ, possibly materially, from what is indicated in these forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”  *  FAUQUIER BANKSHARES, INC.

 *  Vision Statement and Values  FAUQUIER BANKSHARES, INC.  The Fauquier Bank seeks Excellence through an Engagedand Empowered Team, building valued Relationshipswith our Customers and Community.Values Excellence Engagement Empowerment Teamwork Relationships

Board of Directors

John B. Adams, Jr., Chairman; *President* & CEO, *Bowman Companies*

Randy Minter, Vice Chairman; President & *Owner, Moser Funeral Home*

Marc J. Bogan; *President & CEO, The Fauquier Bank*

Kevin Carter; *President, Guests, Inc.*

Donna Flory, *Vice President, Flory Small Business Development Center, Inc.*

Randy Frostick; *Vice President & Shareholder, Vanderpool, Frostick, & Nishanian*

Jay Keyser; *CEO, William A. Hazel Family*

Brian Montgomery; *President & Owner, Warrenton Foreign Car, Inc.*

Kurt Rodgers, *President & CEO, S.W. Rodgers & Co., Inc.*

Sterling (Tom) *Strange; President & CEO The Solution Design Group, Inc.*

FAUQUIER BANKSHARES, INC. 4

Management

Marc J. Bogan – President & CEO
- New to the company 2016
- 27 Years banking experience

Chris Headly – CFO
- 17 years with TFB
- 24 years banking experience

Mike York – COO
- New to the company 2016
- 29 years banking experience

Edna Brannan – CCO
- 15 years with TFB
- 36 years banking experience

Chip Register – CAO
- 8 years with TFB
- 20 years banking experience

Mark Debes – Retail Banking
- 18 years with TFB
- 27 years banking experience

Sally Marks – Wealth Management
- 31 years with TFB
- 31 years banking experience

Allison Dodson – HR Director
- 29 years with TFB
- 32 years banking experience

226 Years Banking Experience on Management Team

FAUQUIER BANKSHARES, INC. 5

 FAUQUIER BANKSHARES, INC.  6

 7  As of December 31. Source: Fauquier Bankshares Financials  Net Income  FAUQUIER BANKSHARES, INC.

 *  As of December 31.Source: Fauquier Bankshares Financials  Total Assets  FAUQUIER BANKSHARES, INC.

 Net Income (ROA)(As a Percent of Average Assets)  *  FAUQUIER BANKSHARES, INC.  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)  Return on Average Equity (ROE)  10  FAUQUIER BANKSHARES, INC.  FAUQUIER BANKSHARES, INC.

 *  As of December 31.Source: Fauquier Bankshares Financials  Loans, Net  FAUQUIER BANKSHARES, INC.

 *  Source: Fauquier Bankshares Financials *Includes $13MM in U.S. Government Guaranteed Student Loans  Loan PortfolioAt December 31, 2016  FAUQUIER BANKSHARES, INC.

 *  As of December 31. Source: Fauquier Bankshares Financials  Total Deposits  FAUQUIER BANKSHARES, INC.

 *  Deposit Market Share  FAUQUIER BANKSHARES, INC.    Financial Institution  Current Number ofBranches  Total Deposits 2016($000)  Total Deposits 2015($000)  Year to Year Deposit Change 2016(%)  MarketShare 2016  MarketShare2015    BB&T Corp.  15   1,081,823   1,045,212  1.89  22.88%  24.21%    Fauquier Bankshares  11  540,897  516,933  4.64  11.44%  11.97%    Wells Fargo Co.  6  509,703  474,753  7.36  10.78%  11.00%    SunTrust Bank  8  480,771  440,289  9.19  10.17%  10.20%    Capital One Financial Corp  8  320,579  317,590  0.94  6.78%  7.36%    Bank of America  5  319,849  295,925  8.08  6.76%  6.86%    First Virginia Community Bank  1  282,312  133,920  110.81  5.97%  3.10%    Cardinal Bank  2  219,730  208,010  5.63  4.65%  4.82%    PNC Financial Services Group  6  164,896  156,760  5.19  3.49%  3.63%    Oak View National Bank  2  131,333  133,941  -1.95  2.77%  3.10%    Other 12 Institutions  21  676,880  593,507  14.05  14.31%  13.75%    Total  85   4,728,773   4,316,840  9.54   100%   100%                  Source: FDIC – Deposit Market Share Report Data as of June 30, 2016.

 *  Source: Fauquier Bankshares Financials   Deposit PortfolioAt December 31, 2016  FAUQUIER BANKSHARES, INC.  CDARS are large-dollar investments of local depositors in FDIC insured CDs.Brokered CDs are used to offset interest rate risk.

 Source: Fauquier Bankshares Financials5 YR CAGR – December 31, 2011 to December 31,2016*Excludes Time Deposits  *  Core Deposit Portfolio*Average Daily Balances for Twelve Months Ended December 31.   FAUQUIER BANKSHARES, INC.

 Cost of Funds  17  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)   FAUQUIER BANKSHARES, INC.

 Assets Under Management(At Market Value)  18  FAUQUIER BANKSHARES, INC.  Source: Wealth Management Services Statement of Condition and Yahoo Finance – As of December 31.

 *  Regulatory Capital Ratios(Bank Only)  FAUQUIER BANKSHARES, INC.    December 31, 2015  December 31, 2016  March 31, 2017  Leverage Ratio  9.13%  9.23%  9.44%  Common Equity Tier 1 Capital Ratio  11.64%  12.22%  12.43%  Tier 1 Capital Ratio  11.64%  12.22%  12.43%  Total Capital Ratio  12.53%  13.17%  13.38%  Well Capitalized Threshold  5.00%  6.00%  6.00%  10.00%  Source: Fauquier Bankshares Financials

 Total Non-Interest IncomeAs a Percent of Average Assets  20  FAUQUIER BANKSHARES, INC.  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Total Non-Interest ExpenseAs a Percent of Average Assets  21  FAUQUIER BANKSHARES, INC.  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)

 Efficiency Ratio*  *  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL) *Efficiency ratio is computed by dividing non-interest expense by adjusted operating income on a taxable equivalent basis. Includes gains and losses on the sale or impairment of securities and OREO.   FAUQUIER BANKSHARES, INC.

 FAUQUIER BANKSHARES, INC.  23

 *  Strategic Initiatives  FAUQUIER BANKSHARES, INC.

 *  Grow the Balance Sheet  FAUQUIER BANKSHARES, INC.

 *  Reduce Expenses  FAUQUIER BANKSHARES, INC.

 *  Improve Performance  FAUQUIER BANKSHARES, INC.

 *  Focus on Employees  FAUQUIER BANKSHARES, INC.

 *  Employee Growth / Turnover  FAUQUIER BANKSHARES, INC.

 *  Customers  FAUQUIER BANKSHARES, INC.

 *  Shareholders  FAUQUIER BANKSHARES, INC.

 *  Tangible Book Value Improvement  FAUQUIER BANKSHARES, INC.    12/31/2015  12/31/2016  3/31/2017  Book Value  $14.06  $14.51  $14.66          Change in Book Value     $0.45  $0.60  Plus: Dividends Paid    $0.48  $0.60   Total    $0.93  $1.20          Improvement     6.61%  8.53%

 Stock Price – Total Return %  33  FAUQUIER BANKSHARES, INC.   Source: SNL Financial – As of end of day Wednesday, May 10, 2017

Contact Information


MAIN OFFICE


THE PLAINS


VIEW TREE

Investor Relations Contacts

Marc J. Bogan
President & Chief Executive Officer
marc.bogan@tfb.bank

Christine E. Headly
Executive Vice President
& Chief Financial Officer
chris.headly@tfb.bank

Danielle Jenkins
Shareholder Relations Specialist
danielle.jenkins@tfb.bank

www.tfb.bank


CATLETT


NEW BALTIMORE


SUDLEY ROAD


BEALETON


BRISTOW


HAYMARKET


Centreville Road


GAINESVILLE

FAUQUIER BANKSHARES, INC. 34